EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of ITEX Corporation dated as of June 29, 2010, and any amendments thereto signed by each of the undersigned, shall be filed on behalf of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Date: June 29, 2010                 By: /s/ David Polonitza

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                                    Name:   David Polonitza

                                    By: /s/ Rebecka Polonitza

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                                    Name:   Rebecka Polonitza

                                    By: /s/ Richard Polonitza

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                                    Name:   Richard Polonitza

                                    By: /s/ Greta Polonitza

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                                    Name:   Greta Polonitza

                                    By: /s/ Kirk Anderson

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                                    Name:   Kirk Anderson

By: /s/ Paul Kim

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                                    Name:   Paul Kim

                                    By: /s/ Rahul Pagidipati

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                                    Name:   Rahul Pagidipati

PAGIDIPATI FAMILY, LP

By: /s/ Rahul Pagidipati

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                                    Name:   Rahul Pagidipati, Partner

                                    By: /s/ Devaiah Pagidipati

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                                    Name:   Dr. Devaiah Pagidipati

                                    By: /s/ Rudrama Pagidipati

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                                    Name:   Dr. Rudrama Pagidipati

                                    MPIC FUND I, LP

By: Corner Market Capital U.S., Inc

    General Partner

By: /s/ Alnesh Mohan

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                                    Name:   Alnesh Mohan, CEO

CORNER MARKET CAPITAL U.S., INC.

By: /s/ Alnesh Mohan

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                                    Name:   Alnesh Mohan, CEO

                                    MPIC CANADIAN LIMITED PARTNERSHIP

By: Corner Market Management, Inc.

    General Partner

By: /s/ Alnesh Mohan

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                                    Name:   Alnesh Mohan, CEO

                                    CORNER MARKET MANAGEMENT, INC.

By: /s/ Alnesh Mohan

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                                    Name:   Alnesh Mohan, CEO

CORNER MARKET CAPITAL CORPORATION

By: /s/ Alnesh Mohan

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                                    Name:   Alnesh Mohan, CEO

                                    /s/ Alnesh Mohan

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                                    ALNESH MOHAN

/s/ Sanjeev Parsad

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                                    SANJEEV PARSAD

/s/ G.Andrew Cooke

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                                    G. ANDREW COOKE